UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2007

LaPolla Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas 77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
FORM 8-K
JUNE 12, 2007

SECTION 1 - R EGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Revolving Credit and Term Loan Agreement

LaPolla Industries, Inc. (the “Company” or “LaPolla”) entered into an Amendment on June 12, 2007 (“Amendment No. 1”) to that certain Revolving Credit and Term Loan Agreement with ComVest Capital, LLC dated February 21, 2007 (the “Credit Facility”). Under the terms of the original credit facility, ComVest agreed to loan up to $3,500,000 under a revolving credit note and $2,000,000 to the Company under a convertible term note. Pursuant to Amendment No. 1, ComVest has agreed to loan up to an additional $1,500,000 under the revolving credit note, which makes up to $5,000,000 available under the revolving credit note alone and brings the total Credit Facility to $6,500,000. Moreover, the Company agreed to modify the existing warrants originally issued contemporaneously with the establishment of the original credit facility and issue a new warrant contemporaneously with entering into Amendment No. 1 (See Section 8 - Other Events below for more information on the warrants), as well as certain technical modifications relating to effectuating the foregoing and allowing for “Registered Assigns” in place of “Subsequent Holders”. Refer to Index of Exhibits, Exhibit 10.7 for the complete text of Amendment No. 1. See also Section 2 - Financial Information below for more information.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation

(a) Amended and Restated Revolving Credit Note

Contemporaneously with entering into Amendment No. 1 to the Credit Facility described above, the Company amended and restated the Revolving Credit Note dated February 21, 2007 to $5,000,000 (the “Restated Revolver”). The Restated Revolver bears interest equal to the greater of the Prime Rate (defined as interest publicly announced by Citibank, N.A.) plus (a) 1%, or 9.5%, for the original $3,500,000, and (b) 1.5%, or 9.5%, for the additional $1,500,000; and is good until February 28, 2009. In addition, certain technical modifications relating to effectuating the foregoing and allowing for “Registered Assigns” in place of “Subsequent Holders” were made. Refer to Index of Exhibits, Exhibit 10.9 for the complete text of the Restated Revolver.

(b) Amended and Restated Convertible Term Note

Contemporaneously with entering into Amendment No. 1 to the Credit Facility described above, the Company amended and restated the Convertible Term Note dated February 21, 2007 for $2,000,000 (the “Restated Convertible Note”) to make certain technical changes caused by Amendment No. 1 and to allow for “Registered Assigns” in place of “Subsequent Holders”. Refer to Index of Exhibits, Exhibit 10.8 for the complete text of the Restated Convertible Note.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events

Warrants

In connection with Amendment No. 1 which increased the amount of credit available to LaPolla under the Credit Facility described above, LaPolla issued to ComVest a warrant to acquire up to 250,000 shares of LaPolla's common stock at an exercise price of $.55 per share and also agreed to modify the exercise price with respect to 1,500,000 previously issued warrants to modestly decrease the exercise price of such warrants from an average of $.7933 per share (range of $.68 to $.93 per share) to an average of $.70 per share (range of $.63 to $.77 per share). The pricing reflected a premium to market on all of the warrants. Refer to Index of Exhibits, Exhibits 10.4, 10.5, 10.6, and 10.10 for the complete text of the warrants and Exhibit 10.7, Section 3, for the modification language relating to existing warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2007	LAPOLLA INDUSTRIES, INC.

Michael T. Adams
Executive Vice President

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Revolving Credit and Term Loan Agreement between LaPolla and ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.1 to Form 8-K dated and filed February 23, 2007).
10.2	Convertible Term Note between LaPolla and ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.2 to Form 8-K dated and filed February 23, 2007).
10.3	Revolving Credit Note between LaPolla and ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.3 to Form 8-K dated and filed February 23, 2007).
10.4	Warrant No. CV-1 To Purchase Shares of Common Stock to ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.4 to Form 8-K dated and filed February 23, 2007).
10.5	Warrant No. CV-2 To Purchase Shares of Common Stock to ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.5 to Form 8-K dated and filed February 23, 2007).
10.6	Warrant No. CV-3 To Purchase Shares of Common Stock to ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.6 to Form 8-K dated and filed February 23, 2007).
10.7	Amendment No. 1 to Revolving Credit and Term Loan Agreement between LaPolla and ComVest dated June 12, 2007.
10.8	Amended and Restated Convertible Term Note between LaPolla and ComVest dated June 12, 2007.
10.9	Amended and Restated Revolving Credit Note between LaPolla and ComVest dated June 12, 2007.
10.10	Warrant No. CV-4 To Purchase Shares of Common Stock to ComVest dated June 12, 2007.
99.1	Collateral Agreement between LaPolla and ComVest dated February 21, 2007 (incorporated by reference to Exhibit 99.1 to Form 8-K dated and filed February 23, 2007).
99.2	Registration Rights Agreement between LaPolla and ComVest dated February 21, 2007 (incorporated by reference to Exhibit 99.2 to Form 8-K dated and filed February 23, 2007).
99.3	Extension Under Registration Rights Agreement dated June 12, 2007.